[logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                      ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) GROWTH WITH
INCOME SERIES

MFS(R) GROWTH WITH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                            INVESTMENT ADVISER
Jeffrey L. Shames*                  Massachusetts Financial Services Company
Chairman, Chief Executive           500 Boylston Street
Officer, and Director, MFS          Boston, MA 02116-3741
Investment Management(R)
                                    DISTRIBUTOR
Nelson J. Darling, Jr.              MFS Fund Distributors, Inc.
Professional Trustee                500 Boylston Street
                                    Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                      SHAREHOLDER SERVICE CENTER
Capitol Entertainment               MFS Service Center, Inc.
Management Company;                 P.O. Box 2281
Real Estate Consultant              Boston, MA 02107-9906

PORTFOLIO MANAGER                   For additional information,
John D. Laupheimer, Jr.*            contact your financial adviser.

CHAIRMAN AND PRESIDENT              CUSTODIAN
Jeffrey L. Shames*                  State Street Bank and Trust Company

TREASURER                           AUDITORS
W. Thomas London*                   Deloitte & Touche LLP

ASSISTANT TREASURERS                WORLD WIDE WEB
Mark E. Bradley*                    www.mfs.com
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser
-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
For the 12 months ended December 31, 1998, the Series provided a total return of 22.32%, which compares to a 28.58% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The past year has been quite a wild one in the equity market, with a strong first half followed by a warning correction in the late summer and early fall and, finally, a strong fourth quarter. Through that volatility, the Series has done well.

In the course of the year, we reduced a large overweighting in financial services by about 10% because we believe that the credit trends, cost cutting, and consolidation that have made many of those stocks attractive have run their course. In the current low-inflation, low-interest-rate economic environment, we view stocks' valuations as less important than companies' abilities to deliver consistent and reliable earnings. Therefore, the assets taken from the financial services reductions were used to boost our holdings in technology, health care, and consumer staples stocks that we feel offer the earnings reliability in this market. Examples of these stocks include Microsoft and IBM in technology, Pfizer and American Home Products in health care and pharmaceuticals, and Philip Morris in consumer staples.

We believe that our research-focused investment discipline has helped us discern which companies' earnings are growing consistently. An interesting example of our investment style can be found in our IBM holding. IBM is a company that is known primarily as a hardware company but, in reality, about 50% of its income comes from services and software. That's important because hardware is a high-volatility, low-margin business that often carries a high price-to-earnings ratio. Software and services represent the opposite type of business -- low volatility, high margin -- and can generate steadier revenue streams. When we started buying IBM earlier this year, its mid-teens multiple reflected a hardware company, not a full-service technology provider. In addition, the company had very solid cash flow and good earnings, and it was engaged in a major stock buyback program, which is good for investors. In all, IBM is a perfect stock for the portfolio. It is a large-cap, blue-chip company with shareholder-friendly management, it has a stock price that we deem a value because it reflects only a portion of its business, and it has been paying a dividend. A further boost to IBM's attractiveness is that the company is at the beginning of a major hardware product cycle. Our investment here has paid off handsomely thus far.

Looking ahead, we are predicting slower earnings growth for domestic equities in 1999, as well as low inflation and low interest rates. The environment dictates that we pay close attention to earnings consistency and reliability, so we do not intend to modify our fundamental method for selecting stocks. Our discipline and our research focus have proved to be sound, and we believe our approach will continue to work in the future.

    Respectfully,

/s/ John D. Laupheimer, Jr.

    John D. Laupheimer, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., is Senior Vice President and Director of Equity Research of MFS Investment Management(R). He is also portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund.

He also manages the Conservative Growth Series offered through MFS(R)/Sun Life annuity products, MFS(R) Growth with Income Series (part of MFS(R) Variable Insurance Trust(SM)), and co-manages the MFS(R) American(SM) U.S. Equity Fund and MFS(R) Meridian(SM) U.S. Equity Fund.

Mr. Laupheimer joined the MFS Research Department in 1981 as an industry specialist. He was named Investment Officer in 1983, Assistant Vice President -- Investments in 1984, Vice President -- Investments in 1986, portfolio manager of MFS(R) Total Return Fund in 1987, portfolio manager of Massachusetts Investors Trust in 1992, Senior Vice President in 1995, and Director of Equity Research on January 1, 1999. Mr. Lauphemier is a graduate of Boston University and the Sloan School of Management of Massachusetts Institute of Technology. He is a Chartered Financial Analyst and a member of The Boston Security Analysts Society, Inc.

OBJECTIVE AND POLICIES

The Series seeks reasonable current income and long-term growth of capital and income.

Commencement of investment operations:  October 9, 1995

Size:  $244.3 million net assets as of December 31, 1998

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1995, through December 31, 1998)

                MFS            S&P 500          Consumer
            Growth with        Composite       Price Index
           Income Series        Index            - U.S.
---------------------------------------------------------
11/95         $10,000          $10,000          $10,000
12/95          10,660           10,640            9,980
12/96          13,270           13,080           10,320
12/97          17,230           17,450           10,500
12/98          21,070           22,433           10,683


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                               1 Year              3 Years        10 Years/Life
-------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income Series*                                                +22.32%              +25.48%              +25.98%
-------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**                                       +28.58%              +28.23%              +29.06%
-------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index**(+)                                                     + 1.80%              + 2.30%              + 2.11%
-------------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1998.
 ** Source: CDA/Wiesenberger. "Life" refers to the period from November 1, 1995, through December 31, 1998.
(+) The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1998

Stocks - 94.5%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
U.S. Stocks - 89.5%
  Aerospace - 3.4%
    Allied Signal, Inc.                                  53,205   $  2,357,648
    General Dynamics Corp.                               20,608      1,208,144
    Lockheed-Martin Corp.                                 7,067        598,928
    United Technologies Corp.                            36,975      4,021,031
                                                                  ------------
                                                                  $  8,185,751
------------------------------------------------------------------------------
  Automotive - 0.7%
    Federal-Mogul Corp.                                  27,220   $  1,619,590
------------------------------------------------------------------------------
  Banks and Credit Companies - 5.6%
    Bankers Trust Corp.                                   8,900   $    760,394
    Comerica, Inc.                                       10,294        701,922
    Firstar Corp.                                        10,915      1,017,824
    Fleet Financial Group, Inc.                           7,988        356,964
    National City Corp.                                  26,562      1,925,745
    Northern Trust Corp.                                 12,826      1,119,870
    State Street Corp.                                   25,572      1,778,852
    US Bancorp                                           54,804      1,945,542
    Washington Mutual, Inc.                              30,277      1,156,203
    Wells Fargo Co.*                                     75,717      3,023,947
                                                                  ------------
                                                                  $ 13,787,263
------------------------------------------------------------------------------
  Broadcasting - 0.1%
    Infinity Broadcasting Corp.*                          5,200   $    142,350
------------------------------------------------------------------------------
  Business Machines - 3.9%
    International Business Machines Corp.                22,014   $  4,067,086
    Sun Microsystems, Inc.*                              13,500      1,155,938
    Xerox Corp.                                          36,925      4,357,150
                                                                  ------------
                                                                  $  9,580,174
------------------------------------------------------------------------------
  Business Services - 0.5%
    Computer Sciences Corp.                               4,669   $    300,859
    DST Systems, Inc.*                                   16,715        953,799
                                                                  ------------
                                                                  $  1,254,658
------------------------------------------------------------------------------
  Chemicals - 0.5%
    Air Products & Chemicals, Inc.                       25,126   $  1,005,040
    du Pont (E.I.) de Nemours & Co., Inc.                 4,349        230,769
                                                                  ------------
                                                                  $  1,235,809
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.1%
    Microsoft Corp.*                                     36,422   $  5,051,276
------------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    EMC Corp.*                                            4,700   $    399,500
------------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    BMC Software, Inc.*                                  16,002   $    713,089
    Computer Associates International, Inc.              33,758      1,438,935
    Oracle Corp.*                                        41,554      1,792,016
                                                                  ------------
                                                                  $  3,944,040
------------------------------------------------------------------------------
  Consumer Goods and Services - 9.9%
    Black & Decker Corp.                                 33,564   $  1,881,682
    Clorox Co.                                            8,481        990,687
    Colgate-Palmolive Co.                                12,682      1,177,841
    Gillette Co.                                         48,354      2,336,103
    Kimberly-Clark Corp.                                 48,339      2,634,475
    Newell Co.                                           42,700      1,761,375
    Philip Morris Cos., Inc.                             87,345      4,672,957
    Procter & Gamble Co.                                 30,283      2,765,216
    Service Corp. International                          65,400      2,489,288
    Tyco International Ltd.                              47,187      3,559,669
                                                                  ------------
                                                                  $ 24,269,293
------------------------------------------------------------------------------
  Electrical Equipment - 2.7%
    Emerson Electric Co.                                 28,350   $  1,715,175
    General Electric Co.                                 38,931      3,973,395
    Honeywell, Inc.                                      13,496      1,016,418
                                                                  ------------
                                                                  $  6,704,988
------------------------------------------------------------------------------
  Electronics - 1.2%
    Intel Corp.                                          24,700   $  2,928,494
------------------------------------------------------------------------------
  Entertainment - 2.1%
    Disney (Walt) Co.                                    53,400   $  1,602,000
    MediaOne Group, Inc.*                                23,620      1,110,140
    Time Warner, Inc.                                    36,920      2,291,348
                                                                  ------------
                                                                  $  5,003,488
------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Associates First Capital Corp., "A"                  60,760   $  2,574,705
    Federal Home Loan Mortgage Corp.                     49,298      3,176,640
                                                                  ------------
                                                                  $  5,751,345
------------------------------------------------------------------------------
  Food and Beverage Products - 3.7%
    Anheuser Busch Cos., Inc.                            24,500   $  1,607,812
    Bestfoods Co.                                        16,600        883,950
    Coca-Cola Co.                                         4,452        297,727
    Hershey Foods Corp.                                  48,571      3,020,509
    Interstate Bakeries Corp.                            25,238        667,230
    PepsiCo., Inc.                                       10,400        425,750
    Ralston-Ralston Purina Co.                           67,962      2,200,270
                                                                  ------------
                                                                  $  9,103,248
------------------------------------------------------------------------------
  Insurance - 8.5%
    Allstate Corp.                                       52,850   $  2,041,331
    American International Group, Inc.                   12,100      1,169,162
    Chubb Corp.                                          10,930        709,084
    CIGNA Corp.                                          33,798      2,613,008
    Equitable Cos., Inc.                                 14,500        839,188
    Hartford Financial Services Group, Inc.              54,070      2,967,091
    Lincoln National Corp.                               24,387      1,995,161
    MBIA, Inc.                                           13,681        896,961
    Progressive Corp.                                    22,017      3,729,129
    Torchmark Corp.                                      52,668      1,859,839
    Transamerica Corp.                                   16,838      1,944,789
                                                                  ------------
                                                                  $ 20,764,743
------------------------------------------------------------------------------
  Manufacturing - 0.4%
    Illinois Tool Works, Inc.                            18,800   $  1,090,400
------------------------------------------------------------------------------
  Medical and Health Products - 11.0%
    American Home Products Corp.                         75,966   $  4,277,835
    Arterial Vascular Engineering, Inc.*                  6,400        336,000
    Bristol-Myers Squibb Co.                             32,611      4,363,759
    Eli Lilly & Co.                                       9,100        808,763
    Johnson & Johnson                                    38,243      3,207,632
    McKesson Corp.                                       31,431      2,485,013
    Merck & Co., Inc.                                     2,539        374,979
    Pfizer, Inc.                                         44,415      5,571,307
    Pharmacia & Upjohn, Inc.                             34,140      1,933,177
    Schering Plough Corp.                                21,190      1,170,747
    Warner-Lambert Co.                                   32,611      2,451,940
                                                                  ------------
                                                                  $ 26,981,152
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.9%
    Fresenius National Medical Care, Inc.*                  100           $  3
    Guidant Corp.                                        21,100      2,326,275
    HEALTHSOUTH Corp.*                                   40,000        617,500
    Medtronic, Inc.                                      16,600      1,232,550
    Tenet Healthcare Corp.*                              58,275      1,529,719
    United Healthcare Corp.                              32,535      1,401,038
                                                                  ------------
                                                                  $  7,107,085
------------------------------------------------------------------------------
  Oils - 3.6%
    Chevron Corp.                                         4,310   $    357,461
    Conoco, Inc., "A"*                                   20,500        427,938
    Exxon Corp.                                          50,287      3,677,237
    Mobil Corp.                                          30,561      2,662,627
    Texaco, Inc.                                         24,669      1,304,373
    USX-Marathon Group                                   11,059        333,152
                                                                  ------------
                                                                  $  8,762,788
------------------------------------------------------------------------------
  Photographic Products - 0.6%
    Eastman Kodak Co.                                    19,310   $  1,390,320
------------------------------------------------------------------------------
  Pollution Control - 0.4%
    Waste Management, Inc.                               20,916   $    975,209
------------------------------------------------------------------------------
  Printing and Publishing - 1.1%
    Gannett Co., Inc.                                    19,949   $  1,286,711
    Tribune Co.                                          21,701      1,432,266
                                                                  ------------
                                                                  $  2,718,977
------------------------------------------------------------------------------
  Railroads - 0.2%
    Burlington Northern Santa Fe Railway Co.             11,263   $    380,126
------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    McDonalds Corp.                                       7,500   $    574,688
------------------------------------------------------------------------------
  Stores - 5.6%
    American Stores Co.                                  11,200   $    413,700
    CVS Corp.                                            29,666      1,631,630
    Dayton Hudson Corp.                                  23,110      1,253,717
    Home Depot, Inc.                                     28,466      1,741,763
    Nordstrom, Inc.                                      26,650        924,422
    Office Depot, Inc.*                                  30,306      1,119,428
    Rite Aid Corp.                                       66,487      3,295,262
    TJX Cos., Inc.                                       68,880      1,997,520
    Wal-Mart Stores, Inc.                                15,172      1,235,570
                                                                  ------------
                                                                  $ 13,613,012
------------------------------------------------------------------------------
  Supermarkets - 3.0%
    Albertsons, Inc.                                     16,300   $  1,038,106
    Kroger Co.*                                          20,712      1,253,076
    Meyer (Fred), Inc.*                                  21,990      1,324,898
    Safeway, Inc.*                                       62,370      3,800,672
                                                                  ------------
                                                                  $  7,416,752
------------------------------------------------------------------------------
  Telecommunications - 6.9%
    Alltel Corp.                                         49,230   $  2,944,569
    Ameritech Corp.                                       6,400        405,600
    Bell Atlantic Corp.                                  28,760      1,524,280
    Cisco Systems, Inc.*                                  8,923        828,166
    Lucent Technologies, Inc.                            15,823      1,740,530
    MCI WorldCom, Inc.*                                  48,634      3,489,489
    SBC Communications, Inc.                             60,580      3,248,603
    Sprint Corp.                                         29,574      2,487,913
    Sprint PCS*                                           9,187        212,449
                                                                  ------------
                                                                  $ 16,881,599
------------------------------------------------------------------------------
  Utilities - Electric - 3.0%
    CMS Energy Corp.                                     17,200   $    833,125
    FirstEnergy Corp.                                    28,300        921,519
    GPU, Inc.                                            16,700        737,931
    New Century Energies, Inc.                           11,852        577,785
    Peco Energy Co.                                      27,800      1,157,175
    Pinnacle West Capital Corp.                          16,075        681,178
    Texas Utilities Co.                                  34,367      1,604,509
    Unicom Corp.                                         19,249        742,290
                                                                  ------------
                                                                  $  7,255,512
------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Columbia Energy Group                                28,824   $  1,664,586
    KN Energy, Inc.                                      15,035        546,898
                                                                  ------------
                                                                  $  2,211,484
------------------------------------------------------------------------------
  Utilities - Telephone - 0.6%
    BellSouth Corp.                                      29,944   $  1,493,457
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $218,578,571
------------------------------------------------------------------------------
Foreign Stocks - 5.0%
  Bermuda - 0.7%
    Ace Ltd. (Insurance)                                  9,692   $    333,768
    EXEL Ltd., "A" (Insurance)                           17,286      1,296,450
                                                                  ------------
                                                                  $  1,630,218
------------------------------------------------------------------------------
  Canada - 0.6%
    Canadian National Railway Co. (Railroads)            28,251   $  1,465,521
------------------------------------------------------------------------------
  France - 0.2%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)  17,225   $    420,936
------------------------------------------------------------------------------
  Italy - 0.3%
    Sao Paolo Imi S.p.A (Banks and Credit Cos.)          45,869   $    811,054
------------------------------------------------------------------------------
  Japan - 0.3%
    AFLAC, Inc. (Insurance)                              19,210   $    845,240
------------------------------------------------------------------------------
  Switzerland - 0.3%
    Nestle S.A. (Food and Beverage Products)                375   $    816,345
------------------------------------------------------------------------------
  United Kingdom - 2.6%
    British Petroleum PLC, ADR (Oils)                    36,891   $  3,504,645
    Rentokil Initial PLC, (Environmental Services)      116,600        880,096
    Reuters Group PLC (Business Services)                98,000      1,032,334
    Reuters Group PLC, ADR (Business Services)           13,800        874,575
                                                                  ------------
                                                                  $  6,291,650
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 12,280,964
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $199,297,058)                      $230,859,535
------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.5%
------------------------------------------------------------------------------
U.S. Stocks - 0.5%
  Agriculture - 0.1%
    Monsanto Co., 6.50%*                                  4,200   $    205,800
------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Newell Financial Trust Co., 5.25%##*                  4,398   $    231,995
------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Houston Industries, Inc., 7.00%                       5,475   $    582,403
    Texas Utilities Co., 3.315%                           5,700        275,025
                                                                  ------------
                                                                  $    857,428
------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $995,432)    $  1,295,223
------------------------------------------------------------------------------

Short-Term Obligation - 5.0%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/04/99, at
      Amortized Cost                                    $12,055   $ 12,050,479
------------------------------------------------------------------------------
Total Investments (Identified Cost, $212,342,969)                 $244,205,237

Other Assets, Less Liabilities                                         105,030
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $244,310,267
------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
DECEMBER 31, 1998
------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $212,342,969)     $244,205,237
  Cash                                                            12,703
  Receivable for investments sold                                169,839
  Receivable for Series shares sold                              555,812
  Dividends receivable                                           253,513
  Receivable from investment adviser                              39,616
  Deferred organization expenses                                   3,250
  Other assets                                                       458
                                                            ------------
      Total assets                                          $245,240,428
                                                            ------------
Liabilities:
  Payable for investments purchased                         $    361,877
  Payable for Series shares reacquired                           528,650
  Payable to affiliates --
    Management fee                                                 5,004
    Shareholder servicing agent fee                                  234
    Accrued expenses and other liabilities                        34,396
                                                            ------------
      Total liabilities                                     $    930,161
                                                            ------------
Net assets                                                  $244,310,267
                                                            ============
Net assets consist of:
  Paid-in capital                                           $210,795,582
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies           31,862,633
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                646,503
  Accumulated undistributed net investment income              1,005,549
                                                            ------------
      Total                                                 $244,310,267
                                                            ============
Shares of beneficial interest outstanding                    12,146,049
                                                             ==========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)     $20.11
                                                               ======

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                   $ 1,856,517
    Interest                                                        478,388
    Foreign taxes withheld                                          (17,880)
                                                                -----------
      Total investment income                                   $ 2,317,025
                                                                -----------
  Expenses -
    Management fee                                              $ 1,040,559
    Trustees' compensation                                            1,971
    Shareholder servicing agent fee                                  48,381
    Administrative fee                                               15,383
    Custodian fee                                                    54,530
    Printing                                                         51,777
    Postage                                                              11
    Auditing fees                                                    11,121
    Legal fees                                                        1,632
    Amortization of organization expenses                             1,837
                                                                -----------
      Total expenses                                            $ 1,227,202
    Fees paid indirectly                                             (4,154)
    Reimbursement of expenses to investment adviser                  85,624
                                                                -----------
      Net expenses                                              $ 1,308,672
                                                                -----------
        Net investment income                                   $ 1,008,353
                                                                -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $   784,125
    Foreign currency transactions                                    (2,805)
                                                                -----------
      Net realized gain on investments and foreign
       currency transactions                                    $   781,320
                                                                -----------
  Change in unrealized appreciation -
    Investments                                                 $26,597,351
    Translation of assets and liabilities in foreign
      currencies                                                        430
                                                                -----------
      Net unrealized gain on investments and foreign
         currency translation                                   $26,597,781
                                                                -----------
        Net realized and unrealized gain on investments
         and foreign currency                                   $27,379,101
                                                                -----------
          Increase in net assets from operations                $28,387,454
                                                                ===========

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                1998            1997
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $  1,008,353     $   234,505
  Net realized gain on investments and foreign currency
     transactions                                                   781,320         962,798
  Net unrealized gain on investments and foreign currency
     translation                                                 26,597,781       4,430,038
                                                               ------------     -----------
    Increase in net assets from operations                     $ 28,387,454     $ 5,627,341
                                                               ------------     -----------
Distributions declared to shareholders -
  From net investment income                                   $  --            $  (236,004)
  From net realized gain on investments and foreign currency
     transactions                                                 --               (962,798)
  In excess of net investment income                              --                   (501)
  In excess of net realized gain on investments and foreign
    currency transactions                                         --               (143,538)
                                                               ------------     -----------
    Total distributions declared to shareholders               $  --            $(1,342,841)
                                                               ------------     -----------
Net increase in net assets from Series share transactions      $157,877,743     $44,586,457
                                                               ------------     -----------
    Total increase in net assets                               $186,265,197     $48,870,957
Net assets:
  At beginning of period                                         58,045,070       9,174,113
                                                               ------------     -----------
  At end of period (including accumulated undistributed net
    investment income of $1,005,549 and $0, respectively)      $244,310,267     $58,045,070
                                                               ============     ===========

See notes to financial statements

Financial Highlights
                                                                YEAR ENDED DECEMBER 31,                         PERIOD ENDED
                                                   -------------------------------------------------           DECEMBER 31,
                                                          1998               1997               1996                  1995*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $16.44             $12.98             $10.61                 $10.00
                                                        ------             ------             ------                 ------
Income from investment operations# -
  Net investment income(S)                              $ 0.13             $ 0.16             $ 0.18                 $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency                      3.54               3.70               2.42                   0.61
                                                        ------             ------             ------                 ------
      Total from investment operations                  $ 3.67             $ 3.86             $ 2.60                 $ 0.66
                                                        ------             ------             ------                 ------
Less distributions declared to shareholders -
  From net investment income                            $ --               $(0.07)            $(0.09)                $(0.05)
  From net realized gain on investments and
    foreign currency transactions                         --                (0.29)             (0.13)                  --
  In excess of net realized gain on investments
    and foreign currency transactions                     --                (0.04)             (0.01)                  --
                                                        ------             ------             ------                 ------
      Total distributions declared to
        shareholders                                    $ --               $(0.40)            $(0.23)                $(0.05)
                                                        ------             ------             ------                 ------
Net asset value - end of period                         $20.11             $16.44             $12.98                 $10.61
                                                        ======             ======             ======                 ======
Total return                                            22.32%             29.78%             24.46%                  6.64%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             0.95%              1.00%              1.01%                  1.00%+
  Net investment income                                  0.73%              0.93%              1.52%                  2.20%+
Portfolio turnover                                         57%                42%                41%                     2%
Net assets at end of period (000 omitted)             $244,310            $58,045             $9,174                   $365

  * For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian. The Series' expenses are calculated without reduction for this expense offset arrangement.
(S) Prior to October 2, 1998, subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and ratios would have been:

    Net investment income (loss)                        $ 0.14            $ (0.13)           $ (0.05)                $ (0.41)
    Ratios (to average net assets):
      Expenses##                                         0.88%              1.10%              2.07%                  21.44%+
      Net investment income (loss)                       0.80%              0.82%              0.46%                (18.24)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Growth with Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Government Series. The Series is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1998, there were 45 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series' operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, accumulated undistributed net investment income decreased by $2,804, accumulated undistributed net realized gain on investments and foreign currency transactions increased by $21,326 and paid-in capital decreased by $18,522 due to differences between book and tax accounting for foreign currency transactions and return of capital distributions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets. Prior to October 2, 1998, the Series had a temporary expense reimbursement agreement whereby MFS voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn paid MFS an expense reimbursement fee not greater than 0.25% of average daily net assets.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $227,490,924 and $74,778,919, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                        $213,046,979
                                                      ------------
Gross unrealized appreciation                         $ 34,701,803
Gross unrealized depreciation                           (3,543,545)
                                                      ------------
    Net unrealized appreciation                       $ 31,158,258
                                                      ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                        YEAR ENDED DECEMBER 31, 1998        YEAR ENDED DECEMBER 31, 1997
                                  ----------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            10,781,895       $197,503,394        3,352,466       $52,088,626
Shares issued to shareholders in
  reinvestment of distributions          --                --                  83,407         1,342,851
Shares reacquired                      (2,166,542)       (39,625,651)        (611,729)       (8,845,020)
                                       ----------       ------------        ---------       -----------
    Net increase                        8,615,353       $157,877,743        2,824,144       $44,586,457
                                       ==========       ============        =========       ===========

(6) Line of Credit
The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1998, was $262.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Growth with Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth with Income Series (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Growth with Income Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VGI-2 2/99 72M